UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
Discover Card Execution Note Trust
(Exact name of issuing entity in respect of the notes as specified in charter)
Discover Card Master Trust I
(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02	51-0020270

(State of	000-23108	(IRS Employer

Organization)	033-54804	Identification No.)

(Commission
File Numbers)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Exhibit
SIGNATURES
INDEX TO EXHIBIT
Trust Agreement
Amendment to Amended and Restated Pooling and Servicing Agreement
Series Supplement
Collateral Certificate Transfer Agreement
Indenture
Indenture Supplement
Class C Terms Document
Class B Terms Document
Collateral Account Control Agreement

Item 1.01 Entry into Material Definitive Agreements
     Trust Agreement. On July 2, 2007, Discover Bank entered into a Trust Agreement, dated as of July 2, 2007, with Wilmington Trust Company (the “Trust Agreement”) with respect to the formation of Discover Card Execution Note Trust as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act.
     Third Amendment to Pooling and Servicing Agreement. On July 26, 2007, Discover Bank entered into a Third Amendment, dated as of July 26, 2007, to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.
     Series Supplement for Series 2007-CC. On July 26, 2007, Discover Bank entered into the Series Supplement for Series 2007-CC, dated as of July 26, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, as supplemented by the Series Supplement for Series 2007-CC, the Series 2007-CC Collateral Certificate was issued.
     Collateral Certificate Transfer Agreement. On July 26, 2007, Discover Bank and Discover Card Execution Note Trust entered into a Collateral Certificate Transfer Agreement by and between Discover Bank as Depositor and Discover Card Execution Note Trust with respect to the transfer of the Series 2007-CC Collateral Certificate to Discover Card Execution Note Trust.
     Indenture. On July 26, 2007, Discover Card Execution Note Trust entered into an Indenture, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.
     Indenture Supplement. On July 26, 2007, Discover Card Execution Note Trust entered into an Indenture Supplement for the DiscoverSeries Notes, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.
     Collateral Account Control Agreement. On July 26, 2007, Discover Card Execution Note Trust entered into a Collateral Account Control Agreement between Discover Card Execution Note Trust, as Grantor, U.S. Bank National Association, as Secured Party, and U.S. Bank National Association, as Securities Intermediary.
     Class C(2007-1) Terms Document. On July 26, 2007, Discover Card Execution Note Trust entered into the Class C(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee. Pursuant to the Indenture, dated as of July 26, 2007, as supplemented by the Indenture Supplement, dated as of July 26, 2007, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, and the Class C(2007-1) Terms

Document, Discover Card Execution Note Trust issued $200,000,000 principal amount of DiscoverSeries Class C(2007-1) Notes.
     Class B(2007-1) Terms Document. On July 26, 2007, Discover Card Execution Note Trust entered into the Class B(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee. Pursuant to the Indenture, dated as of July 26, 2007, as supplemented by the Indenture Supplement, dated as of July 26, 2007, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, and the Class B(2007-1) Terms Document, Discover Card Execution Note Trust issued $200,000,000 principal amount of DiscoverSeries Class B(2007-1) Notes.
Item 9.01 Exhibit

Exhibit No.	Description	Page
4.1	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary and Wilmington Trust Company, as Owner Trustee.

4.2	Third Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of July 26, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.3	Series Supplement for Series 2007-CC, dated as of July 26, 2007, between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee, excluding Exhibits.

4.4	Collateral Certificate Transfer Agreement, dated as of July 26, 2007 between Discover Bank, as Depositor and Discover Card Execution Note Trust.

4.5	Indenture, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.6	Indenture Supplement for the DiscoverSeries Notes, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

4.7	Class C(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

4.8	Class B(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

10.1	Collateral Account Control Agreement, dated as of July 26, 2007, between Discover Card Execution Note Trust as Grantor, U.S. Bank National Association, as Secured Party, and U.S. Bank National Association, as Securities Intermediary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)
Date: July 27, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit No.	Description	Page
4.1	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary and Wilmington Trust Company, as Owner Trustee.

4.2	Third Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of July 26, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

4.3	Series Supplement for Series 2007-CC, dated as of July 26, 2007, between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee, excluding Exhibits.

4.4	Collateral Certificate Transfer Agreement, dated as of July 26, 2007 between Discover Bank, as Depositor and Discover Card Execution Note Trust.

4.5	Indenture, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.6	Indenture Supplement for the DiscoverSeries Notes, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

4.7	Class C(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

4.8	Class B(2007-1) Terms Document, dated as of July 26, 2007, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, excluding Exhibits.

10.1	Collateral Account Control Agreement, dated as of July 26, 2007, between Discover Card Execution Note Trust as Grantor, U.S. Bank National Association, as Secured Party, and U.S. Bank National Association, as Securities Intermediary.